UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 14, 2021
Date of Report (Date of earliest event reported)

Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2021, the Board of Directors of Truist Financial Corporation (the “Corporation”) approved and adopted, effective as of such date, amendments to the Corporation’s Amended and Restated Bylaws (as so amended, the “Bylaws”). Specifically, Article II, Section 1 of the Bylaws has been amended to allow meetings of shareholders to be held solely by means of remote communication. Two clarifying changes were made in Article III: (i) legacy references to the 2007 annual meeting of shareholders were removed in Section 2, and (ii) the name of the Corporation was updated in Section 7. In addition, Article V, Section 1 of the Bylaws was revised to permit Executive Vice Presidents to be appointed by the Chief Executive Officer or other officers designated by the Chief Executive Officer rather than requiring election by the Board of Directors.

The foregoing summary is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Truist Financial Corporation.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: December 15, 2021